JSO\29833-10\160.1
                             - 20 -

                           AMENDMENT

          This Amendment (AAmendment@) is entered into as of December 30, 1996, by and among Trans Leasing International, Inc.
(the  ACompany@), the undersigned Banks, and The  First  National
Bank of Chicago, as Agent.

                          WITNESSETH:

          WHEREAS, The Company, the Banks and the Agent are parties to that certain Credit Agreement dated as of January 31, 1996, as amended through the date hereof (the AAgreement@); and

          WHEREAS, the Company and the undersigned Banks desire to amend the Agreement in certain respects as more fully described hereinafter;

          NOW, THEREFORE, in consideration of the premises herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECT65535ON 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

          SECT65535ON 2. Amendment. The Agreement is hereby amended by deleting Section 12.1(j) thereof and inserting the following therefor:

          A(j) Change of Ownership. The estate of Richard Grossman, the beneficiaries of such estate, Larry S. Grossman, his spouse and lineal descendants, and trusts established for the benefit of such Persons and estates of such Persons, in the aggregate, shall cease to own at least 35% of the issued and outstanding stock of the Company which, under ordinary circumstances, has the power to elect a majority of the Company=s Board of Directors.@

          SECT65535ON 3. Effective Date. This Amendment shall become effective as of the date first above written (the AEffective Date@) upon receipt by the Agent of counterparts of this Amendment executed by the Company, the Agent, and the Majority Banks.

          SECT65535ON 4. Ratification. The Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          SECT65535ON 5. Reference to Agreement. From and after the Effective Date, each reference in the Agreement to Athis Agreement,@ Ahereof@ or Ahereunder@ or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

          SECT65535ON 6. CHOICE OF LAW.  THIS AMENDMENT SHALL  BE
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT  THE  LAW
OF  CONFLICTS)  OF  THE STATE OF ILLINOIS, BUT GIVING  EFFECT  TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          SECT65535ON 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                   TRANS  LEASING  INTERNATIONAL,
                                   INC.


                                   By:  /s/ Norman Smagley
                                   Title:   Vice   President    -
                                   Finance



                                   THE  FIRST  NATIONAL  BANK  OF
                                   CHICAGO, Individually  and  as
                                   Agent


                                   By:  /s/ William A. Artz
                                   Title: Vice President



                                   CORESTATES BANK, N.A.


                                   By:  /s/ Carmel C. Albano
                                   Title:     Assistant      Vice
                                   President



                                   THE BANK OF CALIFORNIA, N.A.
                                   (Now Union Bank of California,
                                   N.A.)


                                   By:  /s/ Alison A. Mason
                                   Title: Vice President